SECURITY AGREEMENT

This Security Agreement is dated as of September 22, 2006 (the “Agreement”) by and among Long-e International Group Co., Ltd., a British Virgin Islands corporation (the “Borrower” or the “Company”), with its primary place of business at Akara Bldg. 24 De Castro Street Wickhams Cay 1, Road Town Tortola, British Virgin Islands, and the parties listed on Schedule A hereto (collectively, the “Secured Parties”), which parties are also parties to that certain Note and Warrant Purchase Agreement (the “Purchase Agreement”) of even date herewith by and among the Company and the Secured Parties.

The Borrower and the Secured Parties hereby agree as follows:

1. Certain Definitions.

(a) “Agent” has the meaning set forth in Section 10.

(b) “Collateral” shall mean the property described on Exhibit A hereto.

(c) “Financing Statements” means UCC-1 financing statements, security agreements, chattel mortgages, assignments, copyright security agreements or collateral assignments, patent or trademark security agreements or collateral assignments, fixture filings and other agreements or instruments executed, delivered, filed or recorded for the purpose of granting or perfecting any Lien.

(d) “Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind (including any conditional sale or other title retention agreement, or any lease in the nature thereof).

(e) “Permitted Liens” means: (i) Liens imposed by law, such as carriers’, warehousemen’s, materialmen’s and mechanics’ liens, or Liens arising out of judgments or awards against Borrower with respect to which Borrower at the time shall currently be prosecuting an appeal or proceedings for review; (ii) Liens for taxes not yet subject to penalties for nonpayment and Liens for taxes the payment of which is being contested in good faith and by appropriate proceedings and for which, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by Borrower; (iii) Liens (A) upon or in any equipment acquired or held by the Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment and other equipment financed by the holder of such Lien; (iv) Liens consisting of leases or subleases and licenses and sublicenses granted to others in the ordinary course of Borrower’s business not interfering in any material respect with the business of Borrower and any interest or title of a lessor or licensor under any lease or license, as applicable; (v) Liens incurred or deposits made in the ordinary course of Borrower business in connection with worker’s compensation, unemployment insurance, social security and other like laws; (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (vii) Liens of landlords and of holders of deposit accounts (including rights of setoff), in each case incurred in the ordinary course of business; (viii) Liens in the nature of easements, rights-of-way, restrictions, encroachments and other irregularities or defects in title, in each case which do not interfere in any material respect with the ordinary conduct of the business of the Borrower or materially detract from the value of the Collateral; (ix) Liens in favor of commercial lending institutions to which the Secured Parties have each expressly consented in writing; and (x) Liens in favor of the Secured Parties.

(f) “UCC” means the Uniform Commercial Code of the State of California, as amended from time to time.

2. Security Agreement.

(a) Grant. Borrower, for valuable consideration, the receipt of which is acknowledged, hereby grants to the Secured Parties a security interest in and Lien on all of the Collateral now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest.

(b) Continuing Security Interest. The Borrower agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until the payment and performance in full of all of the Obligations.

3. Obligations Secured. The security interest granted hereby secures payment of all outstanding principal and accrued interest under the Secured Convertible Promissory Notes (the “Notes”) of the Borrower issued to the Secured Parties pursuant to the Purchase Agreement and all other obligations of the Borrower to the Secured Parties under the Notes, the Purchase Agreement and this Agreement (collectively, the “Obligations”).

4. Borrower’s Representations, Warranties and Covenants. Borrower hereby represents, warrants and covenants to the Secured Parties that:

(a) Borrower’s principal place of business is the address set forth above and Borrower keeps its records concerning accounts, contract rights and other property at that location. Borrower will promptly notify the Secured Parties in writing of the establishment of any new place of business where any of the Collateral is kept. Borrower is a corporation organized under the laws of the State of Delaware. Borrower will notify the Secured Parties prior to changing either its form or jurisdiction of organization.

(b) Borrower will at all times keep in a manner reasonably satisfactory to the Secured Parties accurate and complete records of the Collateral and will keep such Collateral insured to the extent similarly situated companies insure their assets. The Secured Parties shall be entitled, at reasonable times and intervals after reasonable notice to Borrower, to enter Borrower’s premises for purposes of inspecting the Collateral and Borrower’s books and records relating thereto.

(c) Borrower will not, without the consent of the Majority Note Holders, create or permit to be created or suffer to exist any Lien, except Permitted Liens, of any kind on any of the Collateral.

(d) Borrower shall not use the Collateral in any manner that is or would result in any material violation of any applicable statute, ordinance, law or regulation or in material violation of any insurance policy maintained by Borrower with respect to the Collateral.

(e) Other Financing Statements. Other than Financing Statements in connection with any Permitted Lien and Financing Statements in favor of the Secured Parties, no effective Financing Statement naming the Borrower as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction. All Financing Statements affecting any of the Collateral or naming Borrower as debtor existing on the date hereof are listed on Schedule 1 hereto.

(f) Notices, Reports and Information. The Borrower will (i) notify the Secured Parties of any material claim made or asserted against the Collateral by any person or entity and of any change in the composition of the Collateral or other event which could reasonably be expected to materially adversely affect the value of the Collateral or either Secured Party’s Lien thereon; (ii) furnish to the Secured Parties such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as either Secured Party may reasonably request, all in reasonable detail; and (iii) upon request of any Secured Party make such demands and requests for information and reports as the Borrower is entitled to make in respect of the Collateral.

(g) Disposition of Collateral. The Borrower will not surrender or lose possession of (other than to the Secured Parties), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral, outside of the ordinary course of business, or any right or interest therein, except to the extent permitted by this Agreement.

(h) Separate Obligations and Liens. The Borrower acknowledges and agrees that (i) the Obligations represent separate and distinct indebtedness, obligations and liabilities of the Borrower to each of the Secured Parties, which the Borrower is separately obligated to each Secured Party to pay and perform, in each case regardless of whether or not any indebtedness, obligation or liability to any other Secured Party or any other person or entity, or any agreement, instrument or guaranty that evidences any such other indebtedness, liability or obligation, or any provision thereof, shall for any reason be or become void, voidable, unenforceable or discharged, whether by payment, performance, avoidance or otherwise; and (ii) the Lien that secures each of the Secured Parties’ respective Obligations (A) is separate and distinct from any and all other Liens on the Collateral, (B) is enforceable without regard to whether or not any other Lien shall be or become void, voidable or unenforceable or the indebtedness, obligations or liabilities secured by any such other Lien shall be discharged, whether by payment, performance, avoidance or otherwise, and (C) shall not merge with or be impaired by any other Lien.

(i) Payment of Obligations. Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or with respect to any of its income or profits derived from the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity of such charge is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest in the Collateral and (iii) such charge is adequately reserved against on Borrower’s books in accordance with generally accepted accounting principles.

(j) Limitation on Liens on Collateral. Borrower will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien (other than Permitted Liens) or other claim on or to the Collateral, and will defend the right, title and interest of the Secured Parties in and to any of the Collateral against the claims and demands of all other persons and entities.

(k) Trade Secrets. Borrower has taken and will continue to take all reasonable steps to protect the secrecy of and preserve its rights and interests in and to all of its trade secrets and other proprietary rights and interests.

(l) No Infringement. To the best of Borrower’s knowledge, no material infringement or unauthorized use presently is being made of any of the Collateral, including without limitation any of the intellectual property Collateral, by any person or entity, and Borrower’s use of the Collateral does not and will not infringe upon the rights or interests of any other person or entity.

(m) Further Identification of Collateral. Borrower will furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as any Secured Party may reasonably request, all in reasonable detail.

5. Financing Statements. Borrower shall at Borrower’s cost and within five (5) days of the date of this Agreement cause to be filed and recorded Financing Statements in the state of [California] [add others], and Borrower at its cost shall upon request cause to be filed and recorded any other Financing Statements, including any statements of continuation or assignment of any Financing Statements in respect of any Lien created pursuant to this Agreement, which may at any time be required or which, in the opinion of the Secured Parties, may at any time be desirable. The Borrower will promptly provide to the Secured Parties and Agent copies of Financing Statements filed and recorded in connection with this Agreement. To the fullest extent permitted by applicable law, the Borrower authorizes the Agent, each Secured Party, and any other agent acting on behalf of any Secured Party, to file any Financing Statements describing the Collateral without the signature of the Borrower.

6. Borrower’s Rights Until Event of Default. So long as an Event of Default does not exist, Borrower shall have the right to use, possess, license and sublicense the Collateral, (in each instance subject to the Lien in favor of the Secured Parties), manage its property, sell its inventory and sell or dispose of any equipment that has become worn out or obsolete in Borrower's business, in each instance in the ordinary course of business.

7. Event of Default. The following events shall be considered an “Event of Default” under this Agreement:

(a) failure to observe or perform any of its agreements, warranties, representations or covenants in this Agreement, which failure is not cured within thirty (30) days after the earlier of (i) receipt of written notice thereof by a Secured Party to the Borrower or (ii) the date on which the Borrower had knowledge of such failure; or

(b) the occurrence of any Event of Default, as defined in the Purchase Agreement.

8. Rights and Remedies on Event of Default.

(a) During the continuance of an Event of Default, Secured Parties, upon the election of the holders of a majority of the aggregate principal amount of the Notes (the “Majority Note Holders”), shall have the right, themselves or through any of their agents, with or without notice to Borrower (as provided below), as to any or all of the Collateral, by any available judicial procedure, or without judicial process (provided, however, that it is in compliance with the UCC), to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, Secured Parties, upon the election of the Majority Note Holders, shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, with or without warranties or representations, and upon such terms and conditions, all as the Majority Note Holders, in their sole discretion, may deem advisable, and the Secured Parties shall have the right to purchase at any such sale to the extent permitted by applicable law. Borrower agrees that a notice sent during the continuance of an Event of Default and at least ten (10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to Secured Parties’ reasonable attorneys’ fees and legal expenses in connection therewith, and then to the Obligations and to the payment of any other amounts required by applicable law, after which Secured Parties shall account to Borrower for any surplus proceeds. If, upon the sale or other disposition of the Collateral made in compliance with the requirements of the UCC and other applicable law, the proceeds thereof are insufficient to pay all amounts to which Secured Parties are legally entitled, Borrower shall be liable for the deficiency.

(b) Borrower appoints each Secured Party, and any officer, employee or agent of such Secured Party, with full power of substitution, as Borrower’s true and lawful attorney-in-fact, effective as of the date hereof, with power, upon the Majority Note Holders’ election, in its own name or in the name of Borrower, during the continuance of an Event of Default, (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into Secured Parties’ possession; (ii) to sign and endorse any drafts against Borrower, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; (iii) to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect and issue receipt for, monies due in respect of the Collateral; (v) to notify persons and entities obligated with respect to the Collateral to make payments directly to Secured Parties; and (vi) generally, to do, at Secured Parties’ option and at Borrower’s expense, at any time, or from time to time, all acts and things which Secured Parties deems necessary to protect, preserve and realize upon the Collateral and Secured Parties’ security interest therein to effect the intent of this Agreement, all as fully and effectually as Borrower might or could do. This power of attorney shall be irrevocable as long as any of the Secured Obligations are outstanding.

(c) All of Secured Parties’ rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

9. Secured Parties’ Rights; Borrower Waivers. Secured Parties’ acceptance of partial or delinquent payment from Borrower under any Note or hereunder, or Secured Parties’ failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Secured Parties hereunder, and shall not affect in any way the right to require full performance at any time thereafter. The Borrower waives, to the fullest extent permitted by law, any right to require any Secured Party to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral.

10. Collateral Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction or in order to effectuate any provision of this Agreement as determined in the discretion of the Majority Note Holders, the Majority Note Holders may, without the consent of or notice to the Borrower or any other Secured Party, appoint any Secured Party, or any bank or trust company or any other person or entity to act as collateral agent (the “Agent”), either jointly with any Secured Party or separately, on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment. The Borrower acknowledges that the rights and responsibilities of the collateral Agent under this Agreement or arising out of this Agreement shall, as between the collateral Agent and the Secured Parties, be governed by the matters as among the Secured Parties and the collateral Agent to which the Borrower shall not be a third party or other beneficiary. __________________ is hereby designated and appointed by the Majority Note Holders as the collateral Agent with respect to the Collateral.

11. Miscellaneous.

(a) Amendment and Waiver. Neither this Agreement nor any part hereof may be changed, waived or amended except by an instrument in writing signed by the Majority Note Holders and by the Borrower; and waiver on one occasion shall not operate as a waiver on any other occasion.

(b) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five days (5) days (excluding Sundays and holidays) after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to such party at the address set forth below, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

(c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, the successors and assigns of the parties hereto, including, without limitation, all future holders of the Note.

(d) Governing Law. The laws of the State of [California] shall govern the construction of this Agreement, without giving effect to the principles of conflicts of laws thereof.

(e) Counterparts. This Agreement, and any of the other agreements, documents and instruments contemplated hereby, may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement, and any of the other agreements, documents and instruments contemplated hereby, by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof or thereof.

(f) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(h) Venue. Borrower and Secured Parties agree that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California.

(i) Waiver of Jury Trial. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(j) Indemnification. Borrower agrees to defend, indemnify and hold harmless each Secured Party (including the Agent) against any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses), other than those arising solely from the gross negligence or willful misconduct of any of the Secured Parties: (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any governmental authority applicable to any of the Collateral and (iii) in connection with or arising as a consequence of holding any interest in any of the Collateral or any of transactions contemplated by this Agreement.

(k) Definitions. Except as set forth in Section 1(a) or as otherwise defined herein, capitalized terms shall have the meaning set forth in the Purchase Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

BORROWER:

Long-e International Group Co., Ltd.

	By:	/s/ Bu Shengfu
Bu Shengfu, Chief Executive Officer

Address:	Akara Bldg. 24 De Castro Street Wickhams Cay 1
Road Town Tortola, British Virgin Islands

SECURED PARTIES:

MidSouth Investor Fund, L.P.

By:	/s/ Lyman O. Heidtke
Lyman O. Heidtke
General Partner

By:
______________

By:

SCHEDULE A

SCHEDULE OF SECURED PARTIES

MidSouth Investor Fund, L.P.
1776 Peachtree St. NW Suite 412 North
atlanta, Georgia 30309

EXHIBIT A

DESCRIPTION OF COLLATERAL

All of the following assets and properties of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created, written, produced or acquired:

(i) all accounts receivable, accounts, chattel paper, contract rights (excluding royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and solely those general intangibles including payment intangibles, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all financial assets, all investment property, including securities and securities entitlements;

(ii) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory), but excluding all computer programs embedded in goods and any supporting information;

(iv) all guarantees and other security therefor;

(v) all letter-of-credit rights and letters of credit;

(vi) all other personal property assets of Borrower; and

(vii) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

E-1

Schedule 1

Other Financing Statements: None.

E-2